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                                                               EXHIBIT 10.4.10


                  AMENDMENT NO. 10 TO NETOBJECTS LICENSE AGREEMENT


     THIS AMENDMENT NO. 10 TO NETOBJECTS LICENSE AGREEMENT ("Amendment"), dated as of February 4, 1999, by and between International Business Machines Corporation ("IBM"), and NetObjects, Inc. (the "NetObjects") further amends the NetObjects License Agreement dated as of March 18, 1997, as amended to date ("Agreement").

     WHEREAS, Exhibit C to the Agreement, the IBM Source Code Custody Agreement ("SCCA") (sometimes referred to as the Source Code Escrow Agreement), including its attachments, provides for the escrow of source code and other materials relating to NetObjects products; and

     WHEREAS, NetObjects and IBM desire to amend the Agreement and SCCA with respect to IBM's rights to use escrowed materials of NetObjects products upon their release from escrow under the terms of the SCCA.

     NOW, THEREFORE, in consideration of the mutual covenants and Agreements contained herein, the parties hereto hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the same as meaning as provided by the Agreement or the SCCA, as the case may be.

     2. The following amendments are made effective as of the closing date of the Initial Public Offering of the common stock of NetObjects as such term is defined in the Restated Certificate of Incorporation of NetObjects:

           a. Section 4.2 of the Agreement is deleted in its entirety and the following is substituted herefor:

           4.2. NETOBJECTS hereby grants IBM a nonexclusive, worldwide, irrevocable license during the Term to use, execute, reproduce and have reproduced, and to prepare and have prepared Derivative Works of the Licensed Works and Tools in Source Code form for use in connection with the purposes and subject to the Release Events set forth in Exhibit C, the Escrow Agreement; PROVIDED, HOWEVER, THAT IF THE SPECIFIED RELEASE EVENT IS FAILURE TO PROVIDE MAINTENANCE AND SUPPORT AS PROVIDED IN SECTION 1.11(e) ANY SUCH DERIVATIVE WORK MAY BE PREPARED ONLY FOR THE PURPOSE OF EFFECTING ERROR CORRECTIONS, MAINTENANCE, REPAIR, SUPPORT AND CREATING APPLICATION PROTOCOL INTERFACES FOR ANY LICENSED WORKS DELIVERED TO IBM PRIOR TO THE DATE OF THE SUCH RELEASE EVENT. The rights and


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           licenses granted by NETOBJECTS to IBM under this Section 4.2 include the right of IBM to authorize or sublicense its Subsidiaries and subcontractors to exercise any of the rights granted to IBM hereunder.

           b. Section 1.11(c) of the SCCA, is hereby amended toread as follows: "NetObjects is unable to pay its debts as they become due."

           c. Section 1.11(f) of the SCCA, which provides for a Release Event if NetObjects fails to comply with its obligation to improve and enhance FUSION, is deleted in its entirety.

           d. The SCCA shall be, and hereby is, amended effective as of this date to delete the present Section 4.3(b) in its entirety and substitute therefor the following:

           4.3   IBM will:
                 ---
                 (b) own any Derivative Works of Escrowed Works which IBM creates IN ACCORDANCE WITH SECTION 4.2 OF THE AGREEMENT, subject to NetObjects' rights in the underlying work;

     3. This Amendment contains the entire Agreement between the parties hereto with respect to the subject matter of this Amendment. The terms of this Amendment shall be binding on and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

     4. This Amendment may be executed in any number of counterparts and by the exchange of facsimile signatures, each of which shall be deemed to be an original and all of which together shall be deemed to be a single instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

INTERNATIONAL BUSINESS                 NETOBJECTS, INC.
MACHINES CORPORATION

By:  /s/ R.G. Anderegg                 By: /s/ Samir Arora
    --------------------------------       --------------------------------

Its: Vice President & Assistant        Its: CEO
     General Counsel
     -------------------------------        -------------------------------

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